UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2020

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866-370-3835)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRNX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement

On April 17, 2020, Taronis Technologies, Inc. (the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) with two accredited investors (“Holders”). The Company previously issued to the Holders an aggregate of 1,425,000 shares of common stock for services rendered (“Common Stock”), pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 4(a)(2) thereof. Under the terms of the Exchange Agreement the Holders have agreed to convey, transfer and assign the Common Stock back to the Company in exchange for 1,425,000 Prefunded Warrants (“Prefunded Warrants”) in reliance on the exemption from issuance provided by Section 3(a)(9) of the Securities Act. The Exchange Agreement contains additional terms typical of exchange agreements.

The above description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the Form of Exchange Agreement, which is incorporated herein and attached hereto as Exhibit 10.1.

Prefunded Warrant

In conjunction with the Exchange Agreement, the Company issued to the Holders Prefunded Warrants to purchase up to an aggregate of 1,425,000 shares of our common stock, par value $0.001 per share (“Prefunded Warrant”), that may be issued to the Holders upon the exercise of the Prefunded Warrants, which Prefunded Warrants, having an aggregate prefunded value of $648,725 (prefunded value of $0.46 per warrant). The Prefunded Warrant was issued to the Holder in an exchange under Section 3(a)(9) of the Securities Act, for 1,425,000 shares of Common Stock, having an aggregate value of $648,725 ($0.46 per share), originally issued to Holders for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act. The Prefunded Warrant contains additional terms typical of prefunded warrants.

We will receive an aggregate of $14,250 in proceeds from the exercise of the Prefunded Warrants for cash. The exercise price of each Prefunded Warrant will equal $0.01 per share.

The above description of the Prefunded Warrant does not purport to be complete and is qualified in its entirety by the Form of Prefunded Warrant, which is incorporated herein and attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Legal Counsel
10.1	Form of Exchange Agreement
10.2	Form of Prefunded Warrant
23.1	Consent of Legal Counsel (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2020

TARONIS TECHNOLOGIES, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer